UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

CHEMOCENTRYX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Maude Avenue, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On May 18, 2020, ChemoCentryx, Inc. (the “Company”) and Vifor Fresenius Medical Care Renal Pharma Ltd., a company of Vifor Pharma Group, issued a press release announcing topline data from LUMINA-1, a forty-six (46) patient Phase II dose-ranging trial in the orphan kidney disorder, primary Focal Segmental Glomerulosclerosis (“FSGS”). The LUMINA-1 trial tested CCX140, an orally-administered selective inhibitor of the chemokine receptor known as CCR2, in primary FSGS subjects. In the study, CCX140 did not demonstrate a meaningful reduction in proteinuria relative to the control group after 12 weeks of blinded treatment.

LUMINA-1 was a dose-ranging Phase II study enrolling forty-six (46) patients with primary FSGS. The primary efficacy measure was a change in proteinuria (measured by urine protein to creatinine ratio, (“UPCR”)) in four blinded treatment groups (three active CCX140 doses vs. placebo) from baseline to week 12. At week 12, all subjects including those in the placebo group were then treated with the highest dose of CCX140, 15 mg twice daily (BID) for an additional 12 weeks of treatment, after which UPCR changes from week 12 to week 24 were also assessed. In the intent to treat (“ITT”) analysis of UPCR changes at week 12 relative to baseline, the 15 mg BID CCX140 group exhibited the greatest reduction of UPCR (median reduction from baseline 0.9 g/g or approximately 30%, and approximately 25% reduction from baseline for the geometric mean), but that did not differ significantly from the placebo group (median reduction from baseline 0.45 g/g; or approximately 22%, and approximately 23% reduction from baseline for the geometric mean). Also, after crossover of the blinded portion of the trial to 15 mg BID active dosing, the previous placebo group did not appear to exhibit an additional reduction of UPCR. CCX140 at all doses was well-tolerated, with no serious adverse events (SAE’s) during the blinded trial and a numerically lower rate of treatment-emergent adverse events in the CCX140 treatment groups than in the placebo group. A full analysis of the data is underway and expanded results are expected to be announced at medical meetings later in the year.

The CCX140 clinical development program in FSGS is distinct from the Company’s complement 5a receptor inhibitor, avacopan. Avacopan is an orally-administered small molecule that is a selective inhibitor of the complement C5a receptor, or C5aR. In the pivotal Phase III ADVOCATE trial, avacopan demonstrated the ability to induce vasculitis remission at 26 weeks and statistical superiority in sustaining vasculitis remission at 52 weeks. The topline safety results revealed an acceptable safety profile in this serious and life-threatening disease with fewer subjects having serious after events in the avacopan group than in the glucocorticoid-containing standard of care. The Company is also developing avacopan for the treatment of patients with C3 glomerulopathy (C3G) and hidradenitis suppurativa (HS).

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information contained in this Item 7.01 and in Exhibits 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On May 18, 2020, the Company and Vifor Fresenius Medical Care Renal Pharma Ltd., a company of Vifor Pharma Group, issued a press release announcing topline data from LUMINA-1, a forty-six (46) patient Phase II dose-ranging trial in the orphan kidney disorder, primary Focal Segmental Glomerulosclerosis (FSGS). The LUMINA-1 trial tested CCX140, an orally-administered selective inhibitor of the chemokine receptor known as CCR2, in primary FSGS subjects. In the study, CCX140 did not demonstrate a meaningful reduction in proteinuria relative to the control group after 12 weeks of blinded treatment.

LUMINA-1 was a dose-ranging Phase II study enrolling forty-six (46) patients with primary FSGS. The primary efficacy measure was a change in proteinuria (measured by urine protein to creatinine ratio (“UPCR”)) in four blinded treatment groups (three active CCX140 doses vs. placebo) from baseline to week 12. At week 12, all subjects including those in the placebo group were then treated with the highest dose of CCX140, 15 mg twice daily (BID) for an additional 12 weeks of treatment, after which UPCR changes from week 12 to week 24 were also assessed. In the intent to treat (“ITT”) analysis of UPCR changes at week 12 relative to baseline, the 15 mg BID CCX140 group exhibited the greatest reduction of UPCR (median reduction from baseline 0.9 g/g or approximately 30%, and approximately 25% reduction from baseline for the geometric mean), but that did not differ significantly from the placebo group (median reduction from baseline 0.45 g/g; or approximately 22%, and approximately 23% reduction from baseline for the geometric mean). Also, after crossover of the blinded portion of the trial to 15 mg BID active dosing, the previous placebo group did not appear to exhibit an additional reduction of UPCR. CCX140 at all doses was well-tolerated, with no serious adverse events (SAE’s) during the blinded trial and a numerically lower rate of treatment-emergent adverse events in the CCX140 treatment groups than in the placebo group. A full analysis of the data is underway and expanded results are expected to be announced at medical meetings later in the year.

The CCX140 clinical development program in FSGS is distinct from the Company’s complement 5a receptor inhibitor, avacopan. Avacopan is an orally-administered small molecule that is a selective inhibitor of the complement C5a receptor, or C5aR. In the pivotal Phase III ADVOCATE trial, avacopan demonstrated the ability to induce vasculitis remission at 26 weeks and statistical superiority in sustaining vasculitis remission at 52 weeks. The topline safety results revealed an acceptable safety profile in this serious and life-threatening disease with fewer subjects having serious after events in the avacopan group than in the glucocorticoid-containing standard of care. The Company is also developing avacopan for the treatment of patients with C3 glomerulopathy (C3G) and hidradenitis suppurativa (HS).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Such forward-looking statements include statements regarding the timing of publication or presentation of additional data from the LUMINA-1. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, risks and uncertainties in the Company’s business, including those risks described in the Company’s periodic reports it files with the Securities and Exchange Commission (“SEC”). These forward-looking statements are made as of the date hereof, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents the Company files with the SEC available at www.sec.gov, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 10, 2020.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated May 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: May 18, 2020

	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Executive Vice President, Chief Financial and Administrative Officer and Secretary